UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                 August 1, 2006
                                 --------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-50796                                         16-1171179
       ---------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                Section 1---Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

     On August 1, 2006, we entered into a interest rate cap transaction with LaSalle Bank National Association ("LaSalle"), allowing us to limit our exposure on a portion of our borrowings under the Credit Agreement ("Rate Cap Transaction"). Under the Rate Cap Transaction, we will receive payments from LaSalle each quarterly period to the extent that the prevailing three month LIBOR during that period exceeds our cap rate of 5.75%. The Rate Cap Transaction (attached to this Form 8-K as Exhibit 10.1) caps our LIBOR interest rate on a notional amount of $50 million at 5.75% for a total of 36 months in exchange for a one-time payment of $300,000. The Rate Cap Transaction is effective August 4, 2006, and will settle each quarter on a date that is intended to coincide with our quarterly interest payment dates on our LIBOR contracts.

     The foregoing summary is subject in all respects to the actual terms of the Rate Cap Transaction, a copy of which is attached as Exhibit 10.1 to this form 8-K.

                  SECTION 9---Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c)                        Exhibits

                  10.1 Rate Cap Transaction Agreement dated as of August 1, 2006 by and among LaSalle and the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STANDARD PARKING CORPORATION


Date: August 4, 2006                               By: /s/ G. Marc Baumann
                                                       -------------------------
                                                       G. Marc Baumann,
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

       EXHIBIT                             DESCRIPTION OF EXHIBIT
----------------------          ------------------------------------------------

        10.1 Rate Cap Transaction Agreement date as of August 1, 2006 by and among LaSalle and the Registrant.